Exhibit 10.29

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 1 TO THE AGREEMENT CONCERNING CARDIOLITE® AND
TECHNELITE® GENERATOR SUPPLY, PRICING AND REBATES

This Amendment No. 1 to the Agreement Concerning Cardiolite® and Technelite® Generator Supply, Pricing and Rebates (the “Amendment”) is made by and between Lantheus Medical Imaging, Inc., with its principal place of business at 331 Treble Cove Road, North Billerica, Massachusetts 01862 (“Medical Imaging”), and United Pharmacy Partners, Inc., with its principal place of business located at 5400 Laurel Springs Parkway, Suite 405, Suwanee, GA 30024 (“UPPI”), and is effective as of April 1, 2008.

RECITALS

WHEREAS, Medical Imaging and UPPI are parties to that Agreement Concerning Cardiolite® and Technelite® Supply, Pricing and Rebates effective February 1, 2008 (the “Agreement’’) and;

WHEREAS, Medical Imaging and UPPI desire to amend the Agreement in order to update the exhibits and schedules related to pricing and rebates.

NOW THEREFORE, in consideration of the premises and agreements set forth in this Amendment and intending to be legally bound, Medical Imaging and UPPI hereby agree as follows:

AMENDMENT

1.     Terms defined in the Agreement and not otherwise defined in this Amendment are used herein with the meanings so defined.

2.     The Agreement is amended by deleting therefrom Schedule B and replacing therewith Schedule B attached hereto.

3.     The Agreement is further amended by deleting therefrom Schedule C and replacing therewith Schedule C attached hereto.

4.     The Agreement is further amended by deleting therefrom Schedule D and replacing therewith Schedule D attached hereto.

4.     Exhibit 1, Section I, subsection 2, shall be deleted in its entirety and replaced with the following:

“All Members collectively purchase a minimum aggregate amount of **** Sestamibi Product doses and **** Technelite® Generator curies during each Quarter commencing April 1, 2008 and at all times thereafter; provided, however, that no individual Member shall be required to purchase any minimum amount. Should the foregoing requirements not be met for

**** (****) consecutive Quarters, Medical Imaging may, in its sole discretion, immediately, upon written notice to UPPI, terminate this Program.”

5.     Except as specifically modified hereby, the terms and provisions of the Agreement remain in full force and effect and otherwise unmodified.

6.     This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

7.     The Agreement, as amended hereby, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous agreements between the parties relating to the subject matter hereof (whether written or oral).

8.     This Amendment may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties, have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

UNITED PHARMACY PARTNERS, INC.		LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Perry Polsinelli	By:	/s/ Donald R. Kiepert

Name:	Perry Polsinelli	Name:	Donald R. Kiepert

Title:	President / CEO	Title:	President & CEO

Date:	5/5/08	Date:

SCHEDULE B

Cardiolite® Purchase Price

Fee Per Dose =	$**** through ****, or changed earlier based upon a response to achieve competitive pricing as described in the above notice.

SCHEDULE C

Technelite® Generator Purchase Price

Size of Technelite® Generator (in curies of Mo99)	Price
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****
****	$	****

SCHEDULE D

Rebates

Quantities Purchased

**** through ****

Cardiolite®*
Doses

Technelite® Generator Curies	****-****		****-****		****+

****-****	****	%	****	%	****	%
****-****	****	%	****	%	****	%
****+	****	%	****	%	****	%

Quarterly Quantities Purchased:

**** through ****

Cardiolite® Doses*

Technelite® Generator Curies	****-****		****-****		****-****		****+

****-****	****	%	****	%	****	%	****	%
****-****	****	%	****	%	****	%	****	%
****+	****	%	****	%	****	%	****	%

*Baseline Cardiolite® doses and Technelite® Generator (curies) shown in Schedule D are based on a UPPI network of **** Members.